UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2025

Commission File Number of depositor: 333-205943-01, 333-228394-02, 333-264933-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943, 333-228394, 333-264933
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02, 333-228394-01
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

125 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7869
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

100 S. West Street, Office 120, Wilmington , DE 19801
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

On July 1, 2025, Barclays Dryrock Funding LLC (the “Depositor”) entered into a reassignment agreement to remove accounts on July 1, 2025 having an outstanding total receivables balance of approximately $1.754 billion as of May 31, 2025 from Barclays Dryrock Issuance Trust (the “Issuing Entity”). The removal of such accounts and receivables constituted approximately 23% of the trust portfolio as of May 31, 2025 and was effected pursuant to Reassignment No. 8 of Receivables in Removed Accounts from Barclays Dryrock Issuance Trust, dated as of July 1, 2025 (“Reassignment No. 8”), by and between the Depositor, the Issuing Entity and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as indenture trustee (the “Indenture Trustee”).  Reassignment No. 8 is attached hereto as Exhibit 99.1.

On July 1, 2025, the Issuing Entity acquired approximately $2.038 billion of receivables in additional accounts from the Depositor. The conveyance of such receivables was effected pursuant to Assignment No. 9 of Receivables in Additional Accounts included in Barclays Dryrock Issuance Trust, dated as of July 1, 2025 (“Assignment No. 9”), by and between the Depositor and the Issuing Entity, and accepted and acknowledged by the Indenture Trustee. Assignment No. 9 is attached hereto as Exhibit 99.2. The composition of receivables in additional accounts, as of July 1, 2025, by program is set forth below.

Co-Branded Portfolios	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
American Airlines
JetBlue	226,446	42.81%	$917,377,710	45.00%
Non Co-Branded
UPromise
Hawaiian Airlines	95,831	18.12%	$407,730,509	20.00%
Carnival Cruise Lines	102,219	19.32%	$356,770,032	17.50%
BlackBard
Wyndham Hotels
Priceline.com
RCI
Frontier Airlines	94,034	17.78%	$315,990,699	15.50%
BlueGreen
Miles & More/Lufthansa	10,428	1.97%	$40,778,786	2.00%
Barnes & Noble
Princess Cruise Line
Total	528,958	100.00%	$2,038,647,736	100.00%

Item 9.01.	Financial Statements and Exhibits

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits: The following is filed as an Exhibit to this Report:

Exhibit Number	Description
99.1	Reassignment No. 8 of Receivables in Removed Accounts from Barclays Dryrock Issuance Trust, dated as of July 1, 2025, by and between the Depositor, the Issuing Entity and the Indenture Trustee.

99.2	Assignment No. 9 of Receivables in Additional Accounts included in Barclays Dryrock Issuance Trust, dated as of July 1, 2025, by and between the Depositor and the Issuing Entity, and accepted and acknowledged by the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By: /s/ Danielle Manley
Name: Danielle Manley
Title: President

July 2, 2025